SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        February 8, 2005
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.

Executive Compensation

On February 8, 2005, the Management Development and Compensation Committee (the "Compensation Committee") of the Board of Directors of Unocal Corporation ("Unocal") approved certain matters with respect to the compensation of Unocal's named executive officers (as listed in the table below) and other executive officers:

     (1) 2004 annual bonus awards to be paid in 2005 pursuant to the Incentive Compensation Plan ("ICP"),
     (2)  2005 executive salary levels,
     (3) 2005 Long Term Incentive Plan ("LTIP") equity awards, including awards of performance shares, stock options and performance restricted stock, and
     (4) the performance criteria to be used in determining funding of the 2005 ICP annual bonuses payable in 2006, and to be used in determining payouts of the 2005 Performance Share awards covering the 3-year performance cycle of 2005-2007.

Both the ICP and LTIP are part of the 2004 Management Incentive Program approved by Unocal stockholders at the 2004 annual meeting.

Our executive compensation program uses both absolute and relative share price performance to determine the ICP bonus funding, payouts of the LTIP performance shares and awards of performance restricted stock. The "Comparative Return to Shareholders" compares Unocal's share price plus dividends (Total Shareholder Return or "TSR") to that of a group of companies in energy-related businesses (the "Peer Group"). The Peer Group is designed to have a composite business mix that is similar to that of Unocal as of the beginning of the award period. Therefore, the effects of commodity prices and other industry-related external events upon Unocal should be approximately similar to Unocal and the Peer Group, taken as a whole.

ICP Bonus Awards: The Compensation Committee determined the 2004 ICP bonus funding based on TSR, which accounted for 25% of the determination, and internal annual operating performance against target performance numbers ("AOP"), which accounted for 75% of the funding determination. The AOP is determined on the basis of factors such as return on capital employed, free cash flow (cash flow from operating activities less cash flow used in investing activity), and significant events or decisions that impact future value. The Compensation Committee retains some discretion in making the AOP determination. For the performance period ended December 31, 2004, Unocal's TSR was below the average of the Peer Group but the AOP exceeded the target level. Consequently, the Compensation Committee determined that the named executive officers set forth in the table below will receive 2004 ICP bonuses set forth in the table. The Compensation Committee also set the performance criteria for 2005 ICP bonuses, which includes the Peer Group composition for 2005 and AOP component targets, upon which ICP bonuses, if any, would be determined and paid out in 2006.

Executive Salary Increases: The Compensation Committee also approved salary increases for the named executive officers and other executive officers effective as of February 7, 2005. The annual base salary of Mr. Charles R. Williamson, Chairman and CEO, was increased from $970,008 to $1,040,004. The annual base salary of Mr. Joseph H. Bryant, President and Chief Operating Officer, who joined Unocal in September 2004, was unchanged. The annual base salary of Mr. Terry G. Dallas, Executive Vice President and Chief Financial Officer, was increased from $500,004 to $520,008. The annual base salary of Mr. Samuel H. Gillespie III, Senior Vice President, General Counsel and Chief Legal Officer, was increased from $455,004 to $500,004. The annual base salary of Mr. Randolph L. Howard, Senior Vice President, Global Gas, was increased from $372,000 to $385,500.

LTIP Stock Option Awards: The Compensation Committee also granted non-qualified stock options under the LTIP. The option price for these grants is the fair market value on the date of grant. The Compensation Committee determined that the named executive officers will receive the 2005 LTIP stock option awards set forth in the table below. The form of the 2005 LTIP stock option award agreement is attached as Exhibit 10.1 and incorporated herein by reference.

LTIP Performance Share Awards: The Compensation Committee also approved grants of performance share units, which are equivalent in value to Unocal common stock. These awards pay out, if at all, at the end of a three-year performance period starting on January 1, 2005 and ending on December 31, 2007. The payout, to be determined in 2008, may range from 0 to 200% of the initial grant, depending on Unocal's performance relative to the Peer Group. The payout funding mechanism is based 50% on TSR comparison to the Peer Group performance, and 50% based on operating performance relative to the Peer Group's operating performance, consisting of four factors: discretionary cash flow per share (debt-adjusted), production growth per share (debt-adjusted), finding and development costs per barrel of oil equivalent ("BOE") added, and production and growth and acquisition costs per BOE produced. The Compensation Committee determined that the named executive officers will be awarded the 2005 performance share awards set forth in the table below. The form of the 2005 LTIP performance share award agreement is attached as Exhibit 10.2 and incorporated herein by reference.

LTIP Performance Restricted Stock Awards: The Compensation Committee also approved grants of restricted stock. A performance factor is used in determining the size of the awards. This performance factor is based on the prior year's company performance relative to AOP expectations. Key measures relative to AOP expectations are: financial performance (return on capital employed and free cash flow), and significant events or decisions that impact future value, which is determined in the Compensation Committee's discretion. For the 2004 performance period, the 2004 AOP exceeded expectations. Consequently, the Compensation Committee determined that the pool of target restricted shares to be awarded would be increased by 13%. The Compensation Committee determined that the named executive officers will be awarded the 2005 performance restricted stock awards set forth in the table below. The form of the 2005 LTIP performance restricted stock award agreement is attached as Exhibit 10.3 and incorporated herein by reference.

---------------------------- --------------------- ------------------------ --------------------- --------------------
                                                                                                       2005 LTIP
                                                                                                      Performance
  Named Executive Officer       2004 ICP Bonus      2005 LTIP Performance     2005 LTIP Stock      Restricted Stock
                                    Amount               Share Award            Option Award             Award
============================ ===================== ======================== ===================== ====================
Charles R. Williamson,           $1,236,760               50,987                 113,475               40,331
Chairman and Chief
Executive Officer
---------------------------- --------------------- ------------------------ --------------------- --------------------
Joseph H. Bryant,                  $205,400 (a)           16,342                 150,000                9,372
President and Chief
Operating Officer
---------------------------- --------------------- ------------------------ --------------------- --------------------
Terry G. Dallas, Executive
Vice President and Chief           $425,000                9,805                  18,913                7,436
Financial Officer
---------------------------- --------------------- ------------------------ --------------------- --------------------
Samuel H. Gillespie III,
Senior Vice President,
Chief Legal Officer and            $212,700                8,171                  18,185                6,463
General Counsel
---------------------------- --------------------- ------------------------ --------------------- --------------------
Randolph L. Howard, Senior         $200,000                5,040                  11,216                3,986
Vice President, Global Gas
---------------------------- --------------------- ------------------------ --------------------- --------------------

(a) The ICP allows for deferral of the ICP bonus amount into restricted stock and/or into an interest bearing cash deferral program. Mr. Bryant, who joined Unocal in September 2004, elected to defer $102,700 of his ICP bonus amount into restricted common stock. In consideration for deferring cash compensation, the Compensation Committee may make a restricted stock award under the terms of the ICP, with a total dollar value greater than the amount deferred, not to exceed 100% of the dollar value of the amount deferred into restricted stock. For deferrals of 2004 ICP awards into restricted stock, the Compensation Committee approved an increase of 20% in restricted stock.

Adoption of New Non-Qualified Plans

The American Jobs Creation Act of 2004 (the "Act"), which added new Section 409A to the Internal Revenue Code of 1986, as amended, (the "IRC") changes the income tax treatment of nonqualified deferred compensation plans and imposes new requirements on both the terms and operation of such plans. Principally in response to the new provisions, on February 8, 2005, the Boards of Directors of Unocal and its wholly-owned subsidiary, Union Oil Company of California, approved the adoption of the Unocal Nonqualified Retirement Plan A1 (attached as Exhibit 10.4), Unocal Nonqualified Retirement Plan B1 (attached as Exhibit 10.5), Unocal Nonqualified Retirement Plan C1 (attached as Exhibit 10.6) (collectively, the "Nonqualified Retirement Plans"), and the Unocal Nonqualified Savings Plan (attached as Exhibit 10.7) (the "Nonqualified Savings Plan"). The following description is qualified in its entirety by Exhibits 10.4-10.7, which are incorporated herein by reference.

The Nonqualified Retirement Plans and the Nonqualified Savings Plan apply to active employees as of January 1, 2005, and thereafter who meet each plan's eligibility requirements and are intended to facilitate the continuation of the nonqualified deferred compensation benefits previously provided under predecessor plans in compliance with the new tax provisions adopted by the Act. Benefits for former employees are not subject to the Act and, as a result, these benefits remain subject to the terms of the predecessor plans.

The following is a brief description of certain aspects of the Nonqualified Retirement Plans and the Nonqualified Savings Plan:

     1. The Nonqualified Retirement Plans are intended to supplement benefits under the Unocal Retirement Plan, a tax-qualified pension plan under the IRC, and the Nonqualified Savings Plan is intended to supplement benefits under the Unocal Savings Plan, a tax-qualified defined contribution plan under the IRC.

     2. Under the Nonqualified Retirement Plans, eligible participants include those employees who are members of the Unocal Retirement Plan, have the requisite salary grade classification and either have five years of benefit service under the Unocal Retirement Plan or are entitled to a vested benefit under that plan by reason of a change in control.

     3. The Nonqualified Retirement Plans generally provide a retirement benefit which is in the aggregate equal to the additional retirement benefit which would be available under the benefit formula in the Unocal Retirement Plan (taking into account the Change in Control provisions of that plan), but without regard to the IRC limitations applicable to tax-qualified plans that limit the maximum benefit payable and the maximum compensation that may be taken into account, and by using the employee's highest three calendar years' of incentive awards and including the employee's salary deferrals under the Unocal Deferred Compensation Plan in compensation used for computing benefits. Benefits under the Nonqualified Retirement Plans are payable following termination of employment.

     4. The Nonqualified Savings Plan provides benefits to employees whose compensation exceeds the IRC limitation on the maximum allowed to be considered by the Unocal Savings Plan. The Nonqualified Savings Plan provides for a benefit equal to six percent of an eligible employee's annual compensation less the maximum matching contribution available under the Unocal Savings Plan. The amounts are credited to a bookkeeping account and the balance is adjusted for earnings at the ten-year U.S. Treasury bond rate plus 2%. Benefits under the Nonqualified Savings Plan are payable following termination of employment.

     5. Each participant is an unsecured general creditor of Unocal with respect to his or her benefits under the Nonqualified Retirement Plans and Nonqualified Savings Plan. Benefits are subject to the risk of corporate insolvency.

     6. Revisions to the predecessor plans reflected in the Nonqualified Retirement Plans to comply with new IRC Section 409A include (i) revising the definition of "Change of Control" for payment purposes, (ii) the elimination of accelerated distributions, (iii) restrictions regarding changes of distribution elections; and (iv) a six month delay of distributions to "key employees" (as defined in the IRC).

     7. The Nonqualified Savings Plan reflects two primary revisions from the predecessor plan. First, instead of a two-year vesting period for credits to an employee's account, the credits are immediately vested upon crediting under the Nonqualified Savings Plan. Second, distributions to "key employees" (as defined in the IRC) are delayed until at least six months after the employee's termination.


Item 9.01  Financial Statements & Exhibits.

(c)  Exhibits.

     Exhibit 10.1 - Form of 2005 Stock Option Award Agreement
     Exhibit 10.2 - Form of 2005 Performance Share Award Agreement
     Exhibit 10.3 - Form of 2005 Performance Restricted Stock Award Agreement
     Exhibit 10.4 - Unocal Nonqualified Retirement Plan A1
     Exhibit 10.5 - Unocal Nonqualified Retirement Plan B1
     Exhibit 10.6 - Unocal Nonqualified Retirement Plan C1
     Exhibit 10.7 - Unocal Nonqualified Savings Plan

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 UNOCAL CORPORATION
                                                    (Registrant)




Date: February 11, 2005                     By:  /s/Joe D. Cecil
-----------------------                          -------------------------------
                                                 Joe D. Cecil
                                                 Vice President and Comptroller